EXHIBIT 99.2

Supplemental information provided by Regency Centers.

Harris Teeter
Neighborhood Food & Pharmacy
Pharmacy
Shops at Erwin Mill | Durham, NC

The Hub | San Diego, CA

grub
Brighten Park | Atlanta, GA

Quarterly Supplemental

4th Quarter 2015

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
December 31, 2015

Earnings Press Release................................................................................................................................................	1

Summary Information:

Summary Financial Information..................................................................................................................................	6

Summary Real Estate Information..............................................................................................................................	7

Financial Information:

Pro-Rata Balance Sheets..............................................................................................................................................	8

Pro-Rata Statements of Operations.............................................................................................................................	9

FFO, Core FFO and AFFO Reconciliations................................................................................................................	13

Additional Disclosures................................................................................................................................................	17

Consolidated Statements of Operations (GAAP Basis)..............................................................................................	19

Summary of Consolidated Debt..................................................................................................................................	20

Summary of Debt Covenants and Leverage Ratios.....................................................................................................	23

Summary of Unconsolidated Debt..............................................................................................................................	25

Summary of Preferred Stock.......................................................................................................................................	26

Investment Activity:

Property Transactions..................................................................................................................................................	27

Summary of Development, Redevelopment, and Land Held......................................................................................	28

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	29

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	30

Average Base Rent by CBSA......................................................................................................................................	31

Significant Tenant Rents..............................................................................................................................................	32

Tenant Lease Expiration..............................................................................................................................................	33

Portfolio Summary Report by State............................................................................................................................	35

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	46

Reconciliation of FFO and Core FFO Guidance to Net Income.................................................................................	47

Glossary of Terms........................................................................................................................................................	48

Regency Centers Reports Fourth Quarter and Full Year 2015 Results
2015 Core FFO Per Share Growth of 7.8% and Same Property NOI Growth of 4.4%

JACKSONVILLE, Fla. (February 10, 2016) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended December 31, 2015.

Financial Results

Regency reported Core Funds From Operations (“Core FFO”) for the fourth quarter of $76.0 million, or $0.79 per diluted share, compared to $66.0 million, or $0.71 per diluted share, for the same period in 2014. For the twelve months ended December 31, 2015 Core FFO was $288.9 million, or $3.04 per diluted share, compared to $261.5 million, or $2.82 per diluted share for the same period in 2014.

NAREIT Funds From Operations (“NAREIT FFO”) for the fourth quarter was $64.2 million, or $0.67 per diluted share, compared to $73.0 million, or $0.78 per diluted share, for the same period in 2014. For the twelve months ended December 31, 2015 NAREIT FFO was $276.5 million, or $2.91 per diluted share, compared to $269.1 million or $2.90 per diluted share for the same period in 2014.

The Company reported net income attributable to common stockholders (“Net Income”) for the fourth quarter of $17.6 million, or $0.18 per diluted share, compared to Net Income of $73.5 million, or $0.79 per diluted share, for the same period in 2014. For the twelve months ended December 31, 2015 Net Income was $129.0 million, or $1.36 per diluted share, compared to $166.3 million, or $1.80 per diluted share for the same period in 2014.

Operating Results

For the period ended December 31, 2015, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

	Q4 2015	YTD
Percent leased, same properties	95.8% (flat YoY)
Percent leased, all properties	95.6% (+20 bps YoY)
Same property NOI growth without termination fees	4.2%	4.4%
Same property NOI growth without termination fees or redevelopments	2.4%	3.2%
Rental rate growth(1)
New leases	13.1%	14.4%
Renewal leases	11.5%	8.5%
Blended average	11.9%	9.6%
Leasing transactions
Number of new and renewal leasing transactions	386	1,458
Total square feet leased (000s) (2)	1,398	4,799

(1)	Operating properties only. Rent growth is calculated on a comparable-space, cash basis.

(2)	Co-investment partnerships at 100%

1

Portfolio Activity

Property Transactions

During the quarter, Regency sold one wholly-owned property and one co-investment property for a combined gross sales price of $17.4 million. Regency’s share of these dispositions was $10.0 million. During 2015, the Company sold seven properties for a combined gross sales price of $146.1 million. Regency’s share of these dispositions was $120.0 million.

Developments and Redevelopments

During the quarter, Regency started the development of two projects totaling $45.9 million in net development costs. The first, CityLine Market Phase II, will increase the footprint of the center by 22,000 square feet and will feature a CVS with 9,000 square feet of retail shop space. Phase I of this project, although still under construction, is already 98% leased including Whole Foods Market and a mix of best-in-class national and regional retailers. The second development start, Northgate Marketplace Phase II, will complement the 100% leased Northgate Marketplace, which was originally developed by Regency. The new phase will add 180,000 square feet of retail space anchored by HomeGoods and Dick’s Sporting Goods. Phase I of Northgate Marketplace, which stabilized in 2013, is anchored by Trader Joe’s, Ulta, and REI.

At year end, the Company had twenty projects in development or redevelopment with combined, estimated costs of $245.7 million. In-process developments were a combined 65% funded and 83% leased and committed, including retailer-owned square footage.

Balance Sheet

During the fourth quarter, Regency settled its forward sale agreements, dated January 14, 2015 and January 15, 2015, in connection with its common stock offering that closed on January 21, 2015. Upon settlement of the forward sale agreements Regency received approximately $186.0 million of net proceeds after adjustments for interest, dividends and the underwriters’ discount but before deducting offering expenses. Also during the quarter, the Company accessed its at-the-market common equity program, generating net proceeds of $24.0 million (together the “Proceeds”).

The Company used a portion of the Proceeds to fund investment activities, including the previously disclosed acquisition of University Commons, as well as to fund ongoing development and redevelopment costs. Regency also used a portion of the Proceeds to redeem $100 million of the $400 million outstanding 5.875% Senior Unsecured Notes due 2017. The redemption price, determined by the applicable indenture, was $110.7 million including accrued and unpaid interest. Excluding accrued and unpaid interest, the redemption price was approximately 108.1% of the principal amount redeemed, which resulted in a make-whole premium of approximately $8.1 million.

Dividend

On February 8, 2016, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.50 per share, which represents an increase of 3.1%. The dividend is payable on March 3, 2016 to shareholders of record as of February 22, 2016.

2

Conference Call Information

In conjunction with Regency’s fourth quarter results, the Company will host a conference call on Thursday, February 11, 2016 at 10:00 a.m. ET. Dial-in and webcast information is listed below.

Third Quarter Conference Call
Date:	Thursday, February 11, 2016
Time:	10:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.

3

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Actual (in thousands)

For the Periods Ended December 31, 2015 and 2014	Three Months Ended		Year to Date
	2015	2014	2015	2014
Net Income Attributable to Common Stockholders	$17,608	73,514	$128,994	166,328
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (1)	46,115	46,123	182,103	184,750
Provision for impairment (2)	1,820	557	1,820	983
Gain on sale of operating properties (2)	(1,361)	(29,053)	(36,642)	(64,960)
Gain on remeasurement of investment in real estate partnership	—	(18,271)	—	(18,271)
Exchangeable operating partnership units	36	134	240	319
NAREIT Funds From Operations	$64,218	73,004	$276,515	269,149

NAREIT Funds From Operations	$64,218	73,004	276,515	269,149
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs (2)	1,305	486	2,409	2,598
Income tax benefit	—	(996)	—	(996)
Gain on sale of land (2)	(40)	(385)	(73)	(3,731)
Provision for impairment to land	—	474	—	699
Hedge ineffectiveness (2)	(1)	30	5	30
Early extinguishment of debt (2)	8,298	10	8,239	51
Change in executive management included in gross G&A	2,193	—	2,193	—
Gain on sale of AmREIT stock, net of costs	—	(6,610)	—	(5,960)
Gain on sale of investments	—	—	(416)	(334)
Core Funds From Operations	$75,973	66,013	$288,872	261,506

Weighted Average Shares For Diluted FFO per Share	96,013	93,456	95,011	92,562

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests
(2) Includes pro-rata share of unconsolidated co-investment partnerships

Same property NOI is a key measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI in its supplemental information package.

Reported results are preliminary and not final until the filing of the Company’s Form 10-K with the SEC and, therefore, remain subject to adjustment.

4

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Guidance

	Full Year
NAREIT FFO and Core FFO Guidance:	2016
Net income attributable to common stockholders	$1.25	1.31
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.93	1.93
NAREIT Funds From Operations	$3.18	3.24

Adjustments to reconcile NAREIT FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$3.20	3.26

The Company has published forward-looking statements and additional financial information in its fourth quarter 2015 supplemental information package that may help investors estimate earnings for 2015. A copy of the Company’s fourth quarter 2015 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year ended December 31, 2015. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 318 retail properties encompasses over 42.8 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 221 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

5

Summary Financial Information
December 31, 2015
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2015	2014	2015	2014

Core Funds From Operations (Core FFO)	$75,973	$66,013	$288,872	$261,506
Core FFO per share (diluted)	$0.79	$0.71	$3.04	$2.82

NAREIT Funds From Operations (NAREIT FFO)	$64,218	$73,004	$276,515	$269,149
FFO per share (diluted)	$0.67	$0.78	$2.91	$2.90

Diluted share and unit count
Weighted average shares (diluted)	96,013	93,456	95,011	92,562

Dividends paid per share and unit	$0.485	$0.470	$1.940	$1.880
Payout ratio of Core FFO per share (diluted)	61.4%	66.2%	63.8%	66.7%
Payout ratio of AFFO per share (diluted)	72.4%	79.7%	72.4%	77.0%

Debt metrics (pro-rata; trailing twelve months "TTM")
Net Debt-to-Core EBITDA			5.2x	5.7x
Fixed charge coverage			2.8x	2.5x

	As of	As of	As of	As of
Capital Information	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Market price per common share	$68.12	$63.78	$46.30	$47.12

Market equity value of common and convertible shares	$6,632,627	$6,012,045	$4,282,702	$4,267,736
Non-convertible preferred stock	$325,000	$325,000	$325,000	$325,000
Outstanding debt	$2,363,238	$2,528,137	$2,388,837	$2,539,314
Total market capitalization	$9,320,865	$8,865,182	$6,996,538	$7,132,051

Total real estate at cost before depreciation	$4,852,106	$4,743,053	$4,385,380	$4,352,839
Total assets at cost before depreciation	$5,234,861	$5,130,878	$4,758,390	$4,636,207

Outstanding Classes of Stock and Partnership Units
Common shares outstanding	97,213	94,108	92,333	90,395
Exchangeable units held by noncontrolling interests	154	154	166	177
Common shares and equivalents issued and outstanding	97,367	94,262	92,499	90,572

6

Summary Real Estate Information
December 31, 2015
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Number of shopping centers - All properties	318	318	319	321	322
Number of shopping centers - Operating properties	311	313	313	314	315
Number of shopping centers - Same properties	300	302	303	304	298
Number of projects in development	7	5	6	7	7

Gross Leasable Area (GLA) - All properties	38,034	37,926	37,984	38,189	38,201
GLA including retailer-owned stores - All properties	42,824	42,716	42,774	42,980	43,138
GLA - Operating properties	37,457	37,549	37,454	37,482	37,494
GLA - Same properties	36,049	36,182	36,317	36,445	35,215
GLA - Projects in development	577	377	530	707	707

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	28,381	28,173	28,237	28,362	28,375
GLA including retailer-owned stores - All properties	33,170	32,963	33,027	33,152	33,312
GLA - Operating properties	27,804	27,796	27,707	27,655	27,668
GLA - Same properties	26,508	26,541	26,682	26,730	25,526
Spaces ≥ 10,000 sf	16,270	16,297	16,429	16,446	15,623
Spaces < 10,000 sf	10,238	10,244	10,253	10,284	9,903
GLA - Projects in development	577	377	530	707	707

% leased - All properties	95.6%	96.0%	95.8%	95.5%	95.4%
% leased - Operating properties	95.9%	96.1%	95.9%	95.8%	95.9%
% leased - Same properties (1)	95.8%	96.0%	95.8%	95.7%	95.8%
Spaces ≥ 10,000 sf (1)	98.4%	98.8%	98.7%	98.8%	98.8%
Spaces < 10,000 sf (1)	91.7%	91.5%	91.3%	90.9%	91.1%
Average % leased - Same properties (1)	95.9%	95.8%	95.8%	95.7%	95.5%
% commenced - Same properties(1)(2)	94.5%	94.9%	94.6%	94.5%	94.3%

Same property NOI growth - YTD	4.1%	4.3%	4.2%	4.2%	4.2%
Same property NOI growth without termination fees - YTD	4.4%	4.5%	4.4%	4.4%	4.0%
Same property NOI growth without termination fees or redevelopments - YTD	3.2%	3.4%	3.5%	3.2%	3.3%
Rental rate growth - YTD(3)	9.6%	8.8%	8.8%	8.8%	11.7%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	9.3%	8.3%	8.1%	8.5%	11.9%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

7

Balance Sheets
December 31, 2015 and 2014
(in thousands)

	As of December 31, 2015				As of December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,328,864	(72,835)	1,096,187	5,352,216	$4,170,348	(75,854)	1,107,302	5,201,796
Properties in development	217,036	(2,583)	3,202	217,655	239,538	(2,581)	4,532	241,489
	4,545,900	(75,418)	1,099,389	5,569,871	4,409,886	(78,435)	1,111,834	5,443,285
Less: accumulated depreciation	1,043,787	(8,512)	331,724	1,366,999	933,708	(7,033)	302,169	1,228,844
	3,502,113	(66,906)	767,665	4,202,872	3,476,178	(71,402)	809,665	4,214,441
Investments in real estate partnerships	306,206	—	(306,206)	—	333,167	—	(333,167)	—
Net real estate investments	3,808,319	(66,906)	461,459	4,202,872	3,809,345	(71,402)	476,498	4,214,441

Cash and cash equivalents	40,623	(1,054)	7,168	46,737	121,789	(1,730)	8,438	128,497
Accounts receivable, net	32,292	(613)	6,732	38,411	30,999	(585)	7,444	37,858
Straight line rent receivables, net	63,392	(974)	13,845	76,263	55,768	(725)	12,973	68,016
Notes receivable	10,480	—	—	10,480	12,132	—	—	12,132
Deferred costs, net	79,619	(1,244)	15,176	93,551	71,502	(965)	14,500	85,037
Acquired lease intangible assets, net	105,380	(1,830)	11,362	114,912	52,365	(2,810)	13,447	63,002
Trading securities held in trust, at fair value	29,093	—	—	29,093	28,134	—	—	28,134
Other assets	21,876	(291)	5,643	27,228	15,136	(101)	6,009	21,044
Total assets	$4,191,074	(72,912)	521,385	4,639,547	$4,197,170	(78,318)	539,309	4,658,161

Liabilities and Equity
Liabilities:
Notes payable	$1,707,478	(40,370)	490,760	2,157,868	$1,946,357	(43,521)	506,780	2,409,616
Unsecured credit facilities	165,000	—	—	165,000	75,000	—	—	75,000
Total notes payable	1,872,478	(40,370)	490,760	2,322,868	2,021,357	(43,521)	506,780	2,484,616

Accounts payable and other liabilities	164,515	(1,077)	20,426	183,864	181,197	(1,659)	20,780	200,318
Acquired lease intangible liabilities, net	42,034	(738)	6,722	48,018	32,143	(1,084)	8,335	39,394
Tenants' security and escrow deposits	29,427	(241)	3,477	32,663	25,991	(250)	3,414	29,155
Total liabilities	2,108,454	(42,426)	521,385	2,587,413	2,260,688	(46,514)	539,309	2,753,483

Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	972	—	—	972	941	—	—	941
Additional paid in capital, net of treasury stock	2,722,850	—	—	2,722,850	2,520,771	—	—	2,520,771
Accumulated other comprehensive loss	(58,693)	—	—	(58,693)	(57,748)	—	—	(57,748)
Distributions in excess of net income	(936,020)	—	—	(936,020)	(882,372)	—	—	(882,372)
Total stockholders' equity	2,054,109	—	—	2,054,109	1,906,592	—	—	1,906,592
Noncontrolling Interests:
Exchangeable operating partnership units	(1,975)	—	—	(1,975)	(1,914)	—	—	(1,914)
Limited partners' interest	30,486	(30,486)	—	—	31,804	(31,804)	—	—
Total noncontrolling interests	28,511	(30,486)	—	(1,975)	29,890	(31,804)	—	(1,914)
Total equity	2,082,620	(30,486)	—	2,052,134	1,936,482	(31,804)	—	1,904,678
Total liabilities and equity	$4,191,074	(72,912)	521,385	4,639,547	$4,197,170	(78,318)	539,309	4,658,161

NotePro-rata financial information is not presented in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

8

Statements of Operations - Quarter Only
For the Periods Ended December 31, 2015 and 2014
(in thousands)

	For the Three Months Ended December 31, 2015				For the Three Months Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$103,891	(1,824)	23,215	125,282	$97,191	(1,692)	23,001	118,500
Recoveries from tenants	28,470	(456)	7,195	35,209	26,434	(477)	6,883	32,840
Straight line rent, net	1,957	(61)	174	2,070	1,820	(72)	338	2,086
Above/below market rent amortization, net	541	(4)	347	884	751	(4)	301	1,048
Percentage rent	1,157	(1)	88	1,244	1,187	—	109	1,296
Termination fees	88	—	102	190	266	—	—	266
Other income	2,533	(30)	392	2,895	2,774	(31)	623	3,366
Total real estate revenues	138,637	(2,376)	31,513	167,774	130,423	(2,276)	31,255	159,402

Real Estate Operating Expenses:
Operating and maintenance	19,371	(344)	4,535	23,562	18,516	(378)	4,665	22,803
Real estate taxes	15,013	(275)	3,858	18,596	14,502	(307)	3,718	17,913
Ground rent, net of above/below market amortization	1,638	(24)	92	1,706	1,120	(20)	37	1,137
Termination expense	850	—	—	850	—	—		—
Provision for doubtful accounts	400	3	17	420	654	(4)	136	786
Total real estate operating expenses	37,272	(640)	8,502	45,134	34,792	(709)	8,556	42,639
Net Operating Income	101,365	(1,736)	23,011	122,640	95,631	(1,567)	22,699	116,763

Fee Income:
Property management fees	3,243	—	—	3,243	3,208	—	—	3,208
Asset management fees	1,722	—	(259)	1,463	1,530	—	(248)	1,282
Leasing commissions and other fees	2,566	—	—	2,566	1,004	—	—	1,004
Total fee income	7,531	—	(259)	7,272	5,742	—	(248)	5,494

Interest Expense, net:
Gross interest expense	23,914	(448)	6,248	29,714	27,069	(500)	6,895	33,464
Derivative amortization	2,244	(35)	86	2,295	2,252	(36)	57	2,273
Debt cost and premium/discount amortization	171	67	201	439	322	97	183	602
Capitalized interest	(1,336)	—	—	(1,336)	(1,984)	—	—	(1,984)
Interest income	(777)	—	—	(777)	(309)	—	(1)	(310)
Total interest expense, net	24,216	(416)	6,535	30,335	27,350	(439)	7,134	34,045

General & Administrative, net:
Gross general & administrative	24,851	—	(22)	24,829	22,662	—	89	22,751
Stock-based compensation	3,294	—	—	3,294	3,459			3,459
Capitalized direct leasing compensation costs	(3,348)	—	—	(3,348)	(2,548)	—	—	(2,548)
Capitalized direct development compensation costs	(6,254)	—	—	(6,254)	(7,989)	—	—	(7,989)
Total general & administrative, net	18,543	—	(22)	18,521	15,584	—	89	15,673

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	37,580	(678)	9,589	46,491	37,446	(852)	9,951	46,545
Gain on sale of operating properties	(1,361)	—	—	(1,361)	(25,479)	—	(3,574)	(29,053)
Gain on sale of land	(30)	—	(10)	(40)	—	—	(385)	(385)
Gain on remeasurement of investment in real estate partnership	—	—	—	—	(18,271)	—	—	(18,271)
Gain on sale of AmREIT stock, net of costs	—	—	—	—	(6,610)	—	—	(6,610)
Provision for impairment	—	—	1,820	1,820	1,032	—	(1)	1,031
Development and acquisition pursuit costs	1,297	—	8	1,305	439	—	47	486
Income tax benefit	—	—	—	—	(996)	—	—	(996)
Loss from deferred compensation plan, net	15	—	—	15	6	—	—	6
Early extinguishment of debt	8,301	—	(3)	8,298	16	—	(6)	10
Hedge ineffectiveness	—	—	(1)	(1)	—	—	30	30
Other expenses	1,315	(15)	319	1,619	585	(1)	249	833

9

	For the Three Months Ended December 31, 2015				For the Three Months Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Total depreciation, transaction and other expense (income)	47,117	(693)	11,722	58,146	(11,832)	(853)	6,311	(6,374)
Equity in income of unconsolidated partnerships	4,517	—	(4,517)	—	8,917	—	(8,917)	—
Net Income	23,537	(627)	—	22,910	79,188	(275)	—	78,913
Noncontrolling Interests:
Exchangeable operating partnership units	36	—	—	36	134	—	—	134
Limited partners' interest in consolidated partnerships	627	(627)	—	—	275	(275)	—	—
Net income attributable to noncontrolling interests	663	(627)	—	36	409	(275)	—	134
Net Income Attributable to Controlling Interests	22,874	—	—	22,874	78,779	—	—	78,779
Preferred stock dividends	5,266	—	—	5,266	5,265	—	—	5,265
Net Income Attributable to Common Stockholders	$17,608	—	—	17,608	$73,514	—	—	73,514
Note Pro-rata financial information is not presented in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

10

Statements of Operations - Year to Date
For the Periods Ended December 31, 2015 and 2014
(in thousands)

	For the Year Ended December 31, 2015				For the Year Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$405,184	(6,872)	92,068	490,380	$381,183	(5,932)	91,971	467,222
Recoveries from tenants	116,120	(1,873)	28,664	142,911	108,434	(1,615)	28,392	135,211
Straight line rent, net	8,231	(295)	1,016	8,952	6,544	(175)	1,138	7,507
Above/below market rent amortization, net	1,740	16	1,234	2,990	2,970	(96)	1,187	4,061
Percentage rent	3,750	(2)	1,310	5,058	3,488	—	1,427	4,915
Termination fees	433	(26)	149	556	1,459	—	24	1,483
Other income	8,742	(132)	1,781	10,391	9,725	(145)	2,128	11,708
Total real estate revenues	544,200	(9,184)	126,222	661,238	513,803	(7,963)	126,267	632,107

Real Estate Operating Expenses:
Operating and maintenance	76,743	(1,408)	18,119	93,454	73,364	(1,196)	19,346	91,514
Real estate taxes	61,855	(1,045)	15,305	76,115	59,031	(974)	14,822	72,879
Ground rent, net of above/below market amortization	5,385	(93)	331	5,623	4,424	(67)	149	4,506
Termination expense	850	—	—	850	—	—	—	—
Provision for doubtful accounts	2,364	(4)	560	2,920	2,192	(35)	626	2,783
Total real estate operating expenses	147,197	(2,550)	34,315	178,962	139,011	(2,272)	34,943	171,682
Net Operating Income	397,003	(6,634)	91,907	482,276	374,792	(5,691)	91,324	460,425

Fee Income:
Property management fees	13,124	—	—	13,124	13,020	—	—	13,020
Asset management fees	6,416	—	(1,030)	5,386	6,013	—	(972)	5,041
Leasing commissions and other fees	6,023	—	—	6,023	5,062	—	—	5,062
Total fee income	25,563	—	(1,030)	24,533	24,095	—	(972)	23,123

Interest Expense, net:
Gross interest expense	100,702	(1,881)	26,250	125,071	106,701	(1,792)	28,124	133,033
Derivative amortization	8,900	(143)	258	9,015	9,366	(161)	242	9,447
Debt cost and premium/discount amortization	1,350	315	780	2,445	1,776	327	743	2,846
Capitalized interest	(6,740)	—	—	(6,740)	(7,142)	—	—	(7,142)
Interest income	(1,590)	—	(1)	(1,591)	(1,210)	—	(5)	(1,215)
Total interest expense, net	102,622	(1,709)	27,287	128,200	109,491	(1,626)	29,104	136,969

General & Administrative, net:
Gross general & administrative	76,185	—	239	76,424	73,282	—	470	73,752
Stock-based compensation	13,869	—	—	13,869	12,369	—	—	12,369
Capitalized direct leasing compensation costs	(10,917)	—	—	(10,917)	(10,701)	—	—	(10,701)
Capitalized direct development compensation costs	(13,798)	—	—	(13,798)	(16,093)	—	—	(16,093)
Total general & administrative, net	65,339	—	239	65,578	58,857	—	470	59,327

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	146,829	(2,625)	39,290	183,494	147,791	(2,837)	41,890	186,844
Gain on sale of operating properties	(35,533)	—	(1,109)	(36,642)	(55,058)	—	(9,902)	(64,960)
Gain on sale of land	(73)	—	—	(73)	(19)	—	(3,712)	(3,731)
Gain on remeasurement of investment in real estate partnership	—	—	—	—	(18,271)	—	—	(18,271)
Gain on sale of AmREIT stock, net of costs	—	—	—	—	(5,960)	—	—	(5,960)
Provision for impairment	—	—	1,820	1,820	1,257	—	425	1,682
Development and acquisition pursuit costs	2,373	—	36	2,409	2,546	—	52	2,598
Income tax benefit	—	—	—	—	(996)	—	—	(996)
Loss from deferred compensation plan, net	52	—	—	52	35	—	—	35
Early extinguishment of debt	8,239	—	—	8,239	18	—	33	51
Hedge ineffectiveness	—	—	5	5	—	—	30	30
Gain on sale of investments	(416)	—	—	(416)	(334)	—	—	(334)
Other expenses	3,099	(53)	801	3,847	1,953	(90)	692	2,555

11

	For the Year Ended December 31, 2015				For the Year Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Total depreciation, transaction and other expense (income)	124,570	(2,678)	40,843	162,735	72,962	(2,927)	29,508	99,543
Equity in income of unconsolidated partnerships	22,508	—	(22,508)	—	31,270	—	(31,270)	—
Net Income	152,543	(2,247)	—	150,296	188,847	(1,138)	—	187,709
Noncontrolling Interests:
Exchangeable operating partnership units	240	—	—	240	319	—	—	319
Limited partners' interest in consolidated partnerships	2,247	(2,247)	—	—	1,138	(1,138)	—	—
Net income attributable to noncontrolling interests	2,487	(2,247)	—	240	1,457	(1,138)	—	319
Net Income Attributable to Controlling Interests	150,056	—	—	150,056	187,390	—	—	187,390
Preferred stock dividends	21,062	—	—	21,062	21,062	—	—	21,062
Net Income Attributable to Common Stockholders	$128,994	—	—	128,994	$166,328	—	—	166,328
Note Pro-rata financial information is not presented in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

12

NAREIT FFO, Core FFO, and AFFO Reconciliations - Quarter Only
For the Periods Ended December 31, 2015 and 2014
(in thousands, except share information)

	For the Three Months Ended December 31, 2015				For the Three Months Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to NAREIT FFO:
Net Income Attributable to Common Stockholders				17,608				$73,514
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$37,122	(654)	9,647	46,115	$36,906	(852)	10,069	46,123
Provision for impairment to operating properties	—	—	1,820	1,820	558	—	(1)	557
Gain on sale of operating properties	(1,361)	—	—	(1,361)	(25,479)	—	(3,574)	(29,053)
Gain on remeasurement of investment in real estate partnership	—	—	—	—	(18,271)		—	(18,271)
Exchangeable operating partnership units	36	—	—	36	134	—	—	134
NAREIT Funds From Operations				$64,218				$73,004

Reconciliation of NAREIT FFO to Core FFO:
NAREIT Funds From Operations				$64,218				$73,004
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$1,297	—	8	1,305	$439	—	47	486
Income tax benefit	—	—	—	—	(996)		—	(996)
Gain on sale of land	(30)	—	(10)	(40)	—	—	(385)	(385)
Provision for impairment to land	—	—	—	—	474	—	—	474
Hedge ineffectiveness	—	—	(1)	(1)	—	—	30	30
Early extinguishment of debt	8,301	—	(3)	8,298	16	—	(6)	10
Change in executive management included in gross G&A	2,193	—	—	2,193	—	—	—	—
Gain on sale of AmREIT stock, net of costs	—	—	—	—	(6,610)		—	(6,610)
Core Funds From Operations				$75,973				$66,013

Reconciliation of Core FFO to AFFO:
Core Funds From Operations				$75,973				$66,013
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(1,957)	61	(174)	(2,070)	$(1,820)	72	(338)	(2,086)
Above/below market rent amortization, net	(352)	6	(341)	(687)	(785)	4	(297)	(1,078)
Derivative amortization	2,244	—	—	2,244	2,252	—	—	2,252
Debt cost and premium/discount amortization	171	67	201	439	322	97	183	602
Stock-based compensation	3,294	—	—	3,294	3,459	—	—	3,459
Capital expenditures	(12,435)	—	(2,759)	(15,194)	(11,295)	—	(3,096)	(14,391)
Adjusted Funds From Operations				$63,999				$54,771

Reconciliation of Net Income to NAREIT FFO (per diluted share):
Net Income Attributable to Common Stockholders				$0.18				$0.79
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$0.39	(0.01)	0.10	0.48	$0.39	(0.01)	0.11	0.49
Provision for impairment to operating properties	—	—	0.02	0.02	0.01	—	—	0.01
Gain on sale of operating properties	(0.01)	—	—	(0.01)	(0.27)	—	(0.04)	(0.31)

13

	For the Three Months Ended December 31, 2015				For the Three Months Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Gain on remeasurement of investment in real estate partnership	—	—	—	—	(0.20)	—	—	(0.20)
Exchangeable operating partnership units	—	—	—	—	—	—	—	—
NAREIT Funds From Operations				$0.67				$0.78

Reconciliation of NAREIT FFO to Core FFO (per diluted share):
NAREIT Funds From Operations				$0.67				$0.78
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$0.02	—	—	0.02	$—	—	—	—
Income tax benefit	—		—	—	(0.01)	—	—	(0.01)
Gain on sale of land	—	—	—	—	—	—	—	—
Provision for impairment to land	—	—	—	—	0.01	—	—	0.01
Hedge ineffectiveness	—	—	—	—	—	—	—	—
Early extinguishment of debt	0.08	—	—	0.08	—	—	—	—
Change in executive management included in gross G&A	0.02	—	—	0.02	—	—	—	—
Gain on sale of AmREIT stock, net of costs	—		—	—	(0.07)	—	—	(0.07)
Core Funds From Operations				$0.79				$0.71

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations				$0.79				$0.71
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(0.02)	—	—	(0.02)	$(0.02)	—	—	(0.02)
Above/below market rent amortization, net	—	—	—	—	(0.01)	—	—	(0.01)
Derivative amortization	0.02	—	—	0.02	0.02	—	—	0.02
Debt cost and premium/discount amortization	—	—	—	—	—	—	—	—
Stock-based compensation	0.03	—	—	0.03	0.04	—	—	0.04
Capital expenditures	(0.12)	—	(0.03)	(0.15)	(0.12)	—	(0.03)	(0.15)
Adjusted Funds From Operations				$0.67				$0.59

14

FFO, Core FFO, and AFFO Reconciliations - Year to Date
For the Periods Ended December 31, 2015 and 2014
(in thousands, except share information)

	For the Year Ended December 31, 2015				For the Year Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to NAREIT FFO:
Net Income Attributable to Common Stockholders				$128,994				$166,328
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$144,990	(2,596)	39,709	182,103	$145,326	(2,837)	42,261	184,750
Provision for impairment to operating properties	—	—	1,820	1,820	558	—	425	983
Gain on sale of operating properties	(35,533)	—	(1,109)	(36,642)	(55,058)	—	(9,902)	(64,960)
Gain on remeasurement of investment in real estate partnership	—	—	—	—	(18,271)	—	—	(18,271)
Exchangeable operating partnership units	240	—	—	240	319	—	—	319
NAREIT Funds From Operations				$276,515				$269,149

Reconciliation of NAREIT FFO to Core FFO:
NAREIT Funds From Operations				$276,515				$269,149
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$2,373	—	36	2,409	$2,546	—	52	2,598
Income tax benefit	—	—	—	—	(996)	—	—	(996)
Gain on sale of land	(73)	—	—	(73)	(19)	—	(3,712)	(3,731)
Provision for impairment to land	—	—	—	—	699	—	—	699
Hedge ineffectiveness	—	—	5	5	—	—	30	30
Early extinguishment of debt	8,239	—	—	8,239	18	—	33	51
Change in executive management included in gross G&A	2,193	—	—	2,193	—	—	—	—
Gain on sale of AmREIT stock, net of costs	—		—	—	(5,960)	—	—	(5,960)
Gain on sale of investments	(416)	—	—	(416)	(334)	—	—	(334)
Core Funds From Operations				$288,872				$261,506

Reconciliation of Core FFO to AFFO:
Core Funds From Operations				$288,872				$261,506
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(8,231)	295	(1,016)	(8,952)	$(6,544)	175	(1,138)	(7,507)
Above/below market rent amortization, net	(1,605)	(14)	(1,211)	(2,830)	(3,100)	96	(1,177)	(4,181)
Derivative amortization	8,900	—	—	8,900	9,366	—	—	9,366
Debt cost and premium/discount amortization	1,350	315	780	2,445	1,776	327	743	2,846
Stock-based compensation	13,869	—	—	13,869	12,369	—	—	12,369
Capital expenditures	(37,489)	—	(9,841)	(47,330)	(37,825)	—	(10,278)	(48,103)
Adjusted Funds From Operations				$254,974				$226,296

Reconciliation of Net Income to NAREIT FFO (per diluted share):
Net Income Attributable to Common Stockholders				$1.36				$1.80
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)	$1.52	(0.03)	0.42	1.91	$1.57	(0.03)	0.45	1.99
Provision for impairment to operating properties	—	—	0.02	0.02	0.01	—	—	0.01
Gain on sale of operating properties	(0.37)	—	(0.01)	(0.38)	(0.59)	—	(0.11)	(0.70)

15

	For the Year Ended December 31, 2015				For the Year Ended December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Gain on remeasurement of investment in real estate partnership	—	—	—	—	(0.20)	—	—	(0.20)
Exchangeable operating partnership units	—	—	—	—	—	—	—	—
NAREIT Funds From Operations				$2.91				$2.90

Reconciliation of NAREIT FFO to Core FFO (per diluted share):
NAREIT Funds From Operations				$2.91				$2.90
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs	$0.03	—	—	0.03	$0.03	—	—	0.03
Income tax benefit	—	—	—	—	(0.01)	—	—	(0.01)
Gain on sale of land	—	—	—	—	—	—	(0.04)	(0.04)
Provision for impairment to land	—	—	—	—	—	—	—	—
Hedge ineffectiveness	—	—	—	—	—	—	—	—
Early extinguishment of debt	0.08	—	—	0.08	—	—	—	—
Change in executive management included in gross G&A	0.02	—	—	0.02	—	—	—	—
Gain on sale of AmREIT stock, net of costs	—	—	—	—	(0.06)	—	—	(0.06)
Gain on sale of investments	—	—	—	—	—	—	—	—
Core Funds From Operations				$3.04				$2.82

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations				$3.04				$2.82
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net	$(0.09)	—	(0.01)	(0.10)	$(0.07)	—	(0.01)	(0.08)
Above/below market rent amortization, net	(0.02)	—	(0.01)	(0.03)	(0.03)	—	(0.01)	(0.04)
Derivative amortization	0.09	—	—	0.09	0.10	—	—	0.10
Debt cost and premium/discount amortization	0.01	—	0.01	0.02	0.02	—	0.01	0.03
Stock-based compensation	0.15	—	—	0.15	0.13	—	—	0.13
Capital expenditures	(0.39)	—	(0.10)	(0.49)	(0.41)	—	(0.11)	(0.52)
Adjusted Funds From Operations				$2.68				$2.44

16

Additional Disclosures
For the Periods Ended December 31, 2015 and 2014
(in thousands)

Same Property NOI Detail	For the Three Months Ended December 31, 2015			For the Three Months Ended December 31, 2014			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base Rent	$95,360	22,997	118,357	$92,111	22,315	114,426
Recoveries from Tenants	26,696	7,168	33,864	25,362	6,747	32,109
Percentage Rent	1,157	87	1,244	1,183	100	1,283
Termination Fees	88	102	190	267	—	267
Other Income	1,821	280	2,101	1,787	424	2,211
Total Real Estate Revenues	125,122	30,634	155,756	120,710	29,586	150,296

Real Estate Operating Expenses:
Operating and Maintenance	18,084	4,613	22,697	17,331	4,438	21,769
Termination Expense	850	—	850	—	—	—
Real Estate Taxes	13,846	3,839	17,685	13,555	3,609	17,164
Ground Rent	1,289	46	1,335	1,273	33	1,306
Provision for Doubtful Accounts	277	(32)	245	659	100	759
Total Real Estate Operating Expenses	34,346	8,466	42,812	32,818	8,180	40,998
Same Property NOI	$90,776	22,168	112,944	$87,892	21,406	109,298	3.3%
Same Property NOI without Termination Fees	$91,538	22,066	113,604	$87,625	21,406	109,031	4.2%
Same Property NOI without Termination Fees or Redevelopments	$75,556	19,066	94,622	$73,746	18,634	92,380	2.4%

	For the Twelve Months Ended December 31, 2015			For the Twelve Months Ended December 31, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share	% Change
Real Estate Revenues:
Base Rent	377,207	90,878	468,085	362,848	88,183	451,031
Recoveries from Tenants	108,572	28,356	136,928	103,598	27,324	130,922
Percentage Rent	3,750	1,316	5,066	3,480	1,405	4,885
Termination Fees	429	149	578	1,289	24	1,313
Other Income	5,838	1,228	7,066	6,458	1,214	7,672
Total Real Estate Revenues	495,796	121,927	617,723	477,673	118,150	595,823

Real Estate Operating Expenses:
Operating and Maintenance	70,807	17,833	88,640	69,318	18,283	87,601
Termination Expense	850	—	850	—	—	—
Real Estate Taxes	56,993	15,121	72,114	55,452	14,229	69,681
Ground Rent	5,319	149	5,468	5,103	138	5,241
Provision for Doubtful Accounts	1,582	393	1,975	1,687	446	2,133
Total Real Estate Operating Expenses	135,551	33,496	169,047	131,560	33,096	164,656
Same Property NOI	$360,245	88,431	448,676	$346,113	85,054	431,167	4.1%
Same Property NOI without Termination Fees	$360,666	88,282	448,948	$344,824	85,030	429,854	4.4%
Same Property NOI without Termination Fees or Redevelopments	$299,218	76,441	375,659	$290,062	74,072	364,134	3.2%

17

Capital Expenditure Detail	For the Three Months Ended December 31, 2015			For the Three Months Ended December 31, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$3,091	873	3,964	$2,632	715	3,347
Tenant improvements and other landlord leasing costs	5,001	1,109	6,110	4,238	1,300	5,538
Building improvements	4,343	777	5,120	4,425	1,081	5,506
Total capital expenditures	$12,435	2,759	15,194	$11,295	3,096	14,391

	For the Twelve Months Ended December 31, 2015			For the Twelve Months Ended December 31, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$11,693	2,904	14,597	$10,586	2,427	13,013
Tenant improvements and other landlord leasing costs	14,836	4,365	19,201	16,741	4,755	21,496
Building improvements	10,960	2,572	13,532	10,498	3,096	13,594
Total capital expenditures	$37,489	9,841	47,330	$37,825	10,278	48,103

18

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended December 31, 2015 and 2014
(in thousands)

	Three Months Ended		Year to Date
	2015	2014	2015	2014
Revenues:
Minimum rent	$106,389	99,762	$415,155	390,697
Percentage rent	1,157	1,187	3,750	3,488
Recoveries from tenants and other income	31,091	29,474	125,295	119,618
Management, transaction, and other fees	7,531	5,742	25,563	24,095
Total revenues	146,168	136,165	569,763	537,898
Operating Expenses:
Depreciation and amortization	37,580	37,446	146,829	147,791
Operating and maintenance	21,860	19,636	82,978	77,788
General and administrative	19,373	16,359	65,600	60,242
Real estate taxes	15,013	14,502	61,855	59,031
Other operating expense	3,012	2,832	7,836	8,496
Total operating expenses	96,838	90,775	365,098	353,348
Other Expense (Income):
Interest expense, net of interest income	24,215	27,350	102,622	109,491
Provision for impairment	—	1,032	—	1,257
Early extinguishment of debt	8,301	16	8,239	18
Net investment income	(815)	(8,534)	(625)	(9,449)
Gain on remeasurement of investment in real estate partnership	—	(18,271)	—	(18,271)
Total other expense	31,701	1,593	110,236	83,046
Income from operations before equity in income of investments in real estate partnerships	17,629	43,797	94,429	101,504
Equity in income of investments in real estate partnerships	4,517	8,917	22,508	31,270
Income tax benefit of taxable REIT subsidiary	—	(996)	—	(996)
Income from operations	22,146	53,710	116,937	133,770
Gain on sale of real estate	1,392	25,478	35,606	55,077
Net income	23,538	79,188	152,543	188,847
Noncontrolling Interests:
Exchangeable operating partnership units	(37)	(134)	(240)	(319)
Limited partners' interests in consolidated partnerships	(627)	(275)	(2,247)	(1,138)
Net income attributable to noncontrolling interests	(664)	(409)	(2,487)	(1,457)
Net income attributable to controlling interests	22,874	78,779	150,056	187,390
Preferred stock dividends	(5,266)	(5,266)	(21,062)	(21,062)
Net income attributable to common stockholders	$17,608	73,514	$128,994	166,328

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Reconciliation of Income from Operations to Pro-Rata Same Property NOI (1):

Income from operations before tax	$22,146	52,714	$116,937	132,774
Less:
Management, transaction, and other fees	(7,531)	(5,742)	(25,563)	(24,095)
Other (2)	(2,301)	(2,976)	(10,058)	(10,042)
Plus:
Depreciation and amortization	37,580	37,446	146,829	147,791
General and administrative	19,373	16,359	65,600	60,242
Other operating expense, excluding provision for doubtful accounts	2,464	2,259	5,473	6,539
Other expense (income)	31,701	1,593	110,236	83,046
Equity in income of investments in real estate excluded from NOI (3)	17,823	13,152	67,135	57,871
Pro-Rata NOI	121,255	114,805	476,589	454,126
Less pro-rata non-same property NOI (4)	(8,311)	(5,507)	(27,913)	(22,959)
Pro-Rata Same Property NOI	$112,944	109,298	$448,676	431,167

(1) Same Property NOI is a key measure used by management in evaluating the operating performance of our properties.
(2) Includes straight-line rental income, net of reserves, above and below market rent amortization, banking charges, and other fees.
(3) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, and corporate activities.

19

Summary of Consolidated Debt
December 31, 2015 and 2014
(in thousands)

Total Debt Outstanding:	12/31/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$511,176	548,832
Unsecured debt offering fixed rate	1,196,302	1,397,525
Unsecured credit facilities variable rate	165,000	75,000
Total	$1,872,478	2,021,357

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate
2016	$6,167	41,442	—	47,609	5.7%
2017	5,778	117,298	300,000	423,076	5.9%
2018	5,103	57,358	—	62,461	6.2%
2019	4,130	106,000	165,000	275,130	3.7%
2020	3,986	84,011	150,000	237,997	5.8%
2021	3,112	35,190	250,000	288,302	4.9%
2022	3,084	5,848	—	8,932	7.7%
2023	1,727	120	—	1,847	5.8%
2024	1,110	17,008	250,000	268,118	3.7%
2025	900	—	250,000	250,900	3.9%
>10 years	2,414	88	—	2,502	6.1%
Unamortized debt (discount)/premium	—	9,302	(3,698)	5,604
	$37,511	473,665	1,361,302	1,872,478	4.8%

Percentage of Total Debt:	12/31/2015	12/31/2014
Fixed	91.2%	96.3%
Variable	8.8%	3.7%

Current Weighted Average Contractual Interest Rates: (2)
Fixed	5.2%	5.3%
Variable	1.2%	1.3%
Combined	4.8%	5.2%

Current Weighted Average Effective Interest Rate: (3)
Combined	5.5%	5.7%

Average Years to Maturity:
Fixed	5.1	4.1
Variable	3.5	4.5

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

20

Summary of Consolidated Debt
December 31, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	12/31/2015	12/31/2014

Fixed Rate Mortgage Loans
Escrow Bank, USA	Twin City Plaza	5.7%			04/06/15	—	39,745
Wells Fargo	Fairfield Center	5.2%			06/01/15	—	20,250
Principal Commercial Funding	Sandy Springs	5.4%			06/05/15	—	16,079
Municipal Tax Bonds Payable	Friars Mission Center	7.6%			09/02/15	—	141
Wells Fargo	Black Rock Shopping Center	5.4%			03/01/16	19,828	20,124
Midland Loan Services	Hilltop Village	5.6%			04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.2%			08/11/16	14,488	15,022
Wells Fargo	Brick Walk V	6.1%			03/01/17	9,700	9,700
Jefferson Pilot	Peartree Village	8.4%			06/01/17	6,836	7,465
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	11,125	11,309
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,642	7,923
Wells Fargo	Brick Walk II	6.0%			09/01/17	6,810	6,911
Wells Fargo	Brick Walk	5.9%			09/01/17	15,004	15,212
TIAA-CRER	Westchase	5.5%			07/10/18	6,941	7,243
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,349	16,580
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	37,989	38,694
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.8%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
Wells Fargo	University Commons	5.5%			01/10/21	38,000	—
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,826	5,025
PNC Bank	Fellsway Plaza	3.4%	(2)		10/16/20	34,154	29,839
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	10,528	11,038
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	8,741	9,644
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Prudential Insurance Co of America	Seminole Shoppes	3.4%			10/05/24	9,698	9,958
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	9,210	9,691
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	250	257
Unamortized premiums on assumed debt of acquired properties						9,302	7,227
Total Fixed Rate Mortgage Loans		6.1%		6.0%		$511,176	548,832

21

Summary of Consolidated Debt
December 31, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	12/31/2015	12/31/2014

Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (7/18/05)	Unsecured	5.3%			08/01/15	—	350,000
Debt Offering (6/5/07)	Unsecured	5.9%			06/15/17	300,000	400,000
Debt Offering (6/2/10)	Unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Unsecured	3.9%			11/01/25	250,000	—
Unamortized debt discount						(3,698)	(2,475)
Total Fixed Rate Unsecured Debt, Net of Discounts		4.8%		5.5%		$1,196,302	1,397,525

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 0.925%	(3)		05/13/19	—	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 0.975%			06/27/19	165,000	75,000
Total Variable Rate Unsecured Debt		1.2%		3.6%		$165,000	75,000
Total		4.8%		5.5%		$1,872,478	2,021,357

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity.
(3) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company's option.

22

Summary of Unsecured Debt Covenants and Leverage Ratios
December 31, 2015

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	05/13/15	05/13/19	LIBOR + 0.925%	$—
$165 Million Term Loan	06/27/14	06/27/19	LIBOR + 0.975%	$165,000

Unsecured Public Debt:	06/05/07	06/15/17	5.875%	$300,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000

Unsecured Public Debt Covenants:	Required	9/30/15	6/30/15	3/31/15	12/31/14

Fair Market Value Calculation Method Covenants (2)

Total Consolidated Debt to Total Consolidated Assets	≤ 65%	33%	32%	33%	33%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	8%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.8x	3.7x	3.7x	3.7x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	331%	328%	328%	330%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1)  Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

(2)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

23

Summary of Unsecured Debt Covenants and Leverage Ratios December 31, 2015

Ratios:	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14

Consolidated Only

Net debt to total market capitalization	20.8%	24.4%	24.9%	22.4%	23.1%
Net debt to real estate assets, before depreciation	37.8%	41.4%	40.9%	40.9%	40.0%
Net debt to total assets, before depreciation	35.3%	38.7%	38.7%	38.7%	37.9%
Net debt + preferred to total assets, before depreciation	41.5%	45.0%	45.1%	45.2%	44.4%

Net debt to Core EBITDA - TTM	4.4x	4.9x	4.8x	4.9x	4.8x
Fixed charge coverage	3.3x	3.2x	3.0x	3.0x	3.0x
Fixed charge coverage excluding preferreds	3.8x	3.6x	3.4x	3.4x	3.4x
Interest coverage	4.2x	4.0x	3.9x	3.8x	3.8x

Unsecured assets to total real estate assets	80.3%	79.4%	80.1%	79.2%	76.8%
Unsecured NOI to total NOI - TTM	80.5%	79.4%	79.4%	78.7%	77.6%
Unencumbered assets to unsecured debt	265%	234%	234%	232%	228%

Total Pro-Rata Share

Net debt to total market capitalization	24.7%	28.3%	29.1%	26.3%	27.2%
Net debt to real estate assets, before depreciation	41.0%	44.2%	44.1%	44.0%	43.4%
Net debt to total assets, before depreciation	38.3%	41.3%	41.5%	41.6%	41.0%
Net debt + preferred to total assets, before depreciation	43.7%	46.8%	47.1%	47.2%	46.6%

Net debt to Core EBITDA - TTM	5.2x	5.7x	5.7x	5.7x	5.7x
Fixed charge coverage	2.8x	2.7x	2.6x	2.5x	2.5x
Fixed charge coverage excluding preferreds	3.0x	2.9x	2.8x	2.8x	2.7x
Interest coverage	3.5x	3.4x	3.3x	3.2x	3.2x

24

Summary of Unconsolidated Debt
December 31, 2015 and 2014
(in thousands)

Total Debt Outstanding:	12/31/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$1,392,217	1,441,330
Unsecured credit facilities variable rate	9,760	21,460
Total	$1,401,977	1,462,790

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2016	$16,614	84,875	—	101,489	37,238	5.8%
2017	17,517	77,385	9,760	104,662	23,874	6.1%
2018	18,696	67,022	—	85,718	27,655	5.1%
2019	17,934	65,939	—	83,873	21,618	7.4%
2020	14,826	222,199	—	237,025	85,506	5.8%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	195,702	—	202,941	73,204	4.2%
2023	2,290	125,108	—	127,398	50,883	4.9%
2024	117	26,682	—	26,799	10,124	4.1%
2025	—	100,500	—	100,500	34,100	3.5%
>10 Years	—	111,000	—	111,000	44,400	4.0%
Net unamortized debt premium / (discount)	—	(1,215)	—	(1,215)	(488)
	$105,588	1,286,629	9,760	1,401,977	490,760	5.0%

Percentage of Total Debt:	12/31/2015	12/31/2014
Fixed	99.3%	98.5%
Variable	0.7%	1.5%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	5.0%	5.4%
Variable	1.9%	1.7%
Combined	5.0%	5.4%

Current Weighted Average Effective Interest Rates: (2)
Combined	5.2%	5.5%

Average Years to Maturity:
Fixed	5.9	4.9
Variable	1.9	3.0

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization and interest rate swaps.

25

Summary of Preferred Stock
December 31, 2015
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484

Weighted Average/Totals	6.481%			$325,000	$11,098

26

Property Transactions
December 31, 2015
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Cap Rate	Anchor(s)
Sep-15	University Commons		Boca Raton, FL	180	$80,500	$80,500	5.2%	Whole Foods, Nordstrom Rack

	Total Acquisitions			180	$80,500	$80,500	5.2%

Disposition(s) for Development Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor(s)
Jan-15	State Street Crossing		Detroit, MI	21	$3,500	$3,500	9.0%	Rite Aid
Apr-15	Auburn Village	GRI (40%)	Sacramento, CA	134	31,300	12,520	6.5%	Bel Air Market, Dollar Tree
Apr-15	Juanita Tate Marketplace		Los Angeles, CA	77	24,293	24,293	7.2%	NorthGate Market, CVS
Sep-15	Windmiller Plaza		Columbus, OH	146	19,629	19,629	6.2%	Kroger
Nov-15	Kulpsville		Kulpsville, PA	15	8,182	8,182	5.5%	Walgreens
Nov-15	Geneva Crossing	Oregon (20%)	Chicago, IL	123	9,200	1,840	8.2%	--

	Total Dispositions			516	$96,104	$69,964	6.7%

Disposition(s) for Acquisition Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor(s)
Aug-15	Glen Gate		Chicago, IL	103	$50,000	$50,000	5.1%	Mariano's Fresh Market

	Total Dispositions			103	$50,000	$50,000	5.1%

27

Summary of Development, Redevelopment and Land Held
December 31, 2015
(in thousands)

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,286	88%	8.5%	8.5%	91	93%
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,070	84%	8.5%	7.8%	50	88%
CityLine Market	Dallas, TX	Whole Foods Market	Apr-16	$27,740	78%	8.0%	7.3%	80	98%
CityLine Market Ph II	Dallas, TX	CVS	May-16	$6,172	43%	8.5%	8.5%	22	100%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Nov-16	$39,690	12%	7.3%	7.3%	179	63%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Feb-16	$33,116	83%	7.8%	7.8%	87	92%
Willow Oaks Crossing	Charlotte, NC	Publix	Dec-15	$13,777	95%	8.0%	8.0%	69	82%
Total Projects in Development	7			$163,851	65%	7.9%	7.7% (2)	577	83%

Development Completions:
Fountain Square	Miami, FL	Publix	Dec-14	$55,937	96%	7.6%	7.6%	177	96%
Persimmon Place	San Francisco, CA	Whole Foods Market	Jun-15	$59,976	92%	8.0%	8.0%	153	97%
Total Development Completions	2			$115,913	94%	7.8%	7.8%	330	96%

Redevelopment and Renovations:				Incremental Costs (3)	% of Costs Incurred	Incremental Yield
Various Properties	13			$81,829	39%	7% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	6			$21,948

Reconciliation of Summary of Development, Redevelopment and Land Held to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$114,969
Redevelopments and Renovations	% of incremental costs			33,609
Land Held for Future Development	Net development costs to date			21,948
Land Held for Sale	Lower of cost basis or FMV (see page 47 for estimated market value)			29,903
Other Costs	Pre-development costs and accruals for costs not yet paid			17,226
Properties in Development (Balance Sheet)				$217,655

NOI from Projects in Developments (Current Quarter)				$686

Notes:
New starts for the quarter are in bold and italicized.

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.2% for Projects in Development and 7.3% for Development Completions.

(3) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

28

Unconsolidated Investments
December 31, 2015
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/2015	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	23	2,659	$465,108	$231,893	20.00%	$46,379	$23,751	$477
(JV-CCV)	1	558	100,124	60,000	30.00%	18,000	11,857	643
	24	3,217	565,232	291,893
GRI
(JV-GRI)	73	9,430	1,744,017	940,495	40.00%	376,198	220,099	18,148

CalSTRS
(JV-RC)	7	730	145,213	58,196	25.00%	14,549	17,967	576

USAA
(JV-USA)	8	806	112,225	66,893	20.01%	13,384	161	807

Publix
(JV-O)	5	439	57,593	—	50.00%	—	28,972	2,269

Individual Investor
(JV-O)	1	133	51,105	44,500	50.00%	22,250	3,399	(412)

	118	14,755	$2,675,385	$1,401,977		$490,760	$306,206	$22,508

29

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2015
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2015	333	1,132	$24.14	11.9%	5.4	$2.08	287	1,030	12.0%
3rd Quarter 2015	306	1,037	24.69	8.8%	5.8	2.64	260	881	8.7%
2nd Quarter 2015	348	1,145	23.09	8.8%	5.1	1.93	304	1,058	7.9%
1st Quarter 2015	250	720	20.99	8.8%	4.6	1.24	229	691	8.5%
Total - 12 months	1,237	4,034	$23.32	9.6%	5.3	$2.00	1,080	3,660	9.3%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2015	80	223	$26.03	13.1%	7.5	$8.78	34	121	15.5%
3rd Quarter 2015	79	241	25.18	12.9%	9.4	10.26	33	85	18.7%
2nd Quarter 2015	90	176	24.11	13.2%	6.7	8.45	46	89	8.3%
1st Quarter 2015	48	92	28.18	23.4%	6.2	8.83	27	63	29.5%
Total - 12 months	297	732	$25.52	14.4%	7.7	$9.17	140	358	16.6%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2015	253	909	$23.63	11.5%	4.8	$0.29	253	909	11.5%
3rd Quarter 2015	227	796	24.53	7.6%	4.6	0.18	227	796	7.6%
2nd Quarter 2015	258	969	22.88	7.8%	4.8	0.58	258	969	7.8%
1st Quarter 2015	202	628	20.10	6.6%	4.5	0.29	202	628	6.6%
Total - 12 months	940	3,302	$22.82	8.5%	4.7	$0.35	940	3,302	8.5%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2015	373	1,251	$24.18	5.6	$3.27
3rd Quarter 2015	346	1,156	24.46	5.7	2.75
2nd Quarter 2015	393	1,344	23.30	6.6	2.01
1st Quarter 2015	289	794	21.34	4.7	1.84
Total - 12 months	1,401	4,545	$23.42	5.7	$2.49

Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

30

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2015
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	2	98	100.0%	$2,735	$27.88	0.6%	0.3%	0.5%
Los Angeles-Long Beach-Santa Ana	18	1,654	96.6%	39,781	24.73	5.7%	5.8%	7.5%
Chicago-Naperville-Joliet	15	1,440	96.5%	22,729	16.19	4.7%	5.1%	4.3%
Dallas-Fort Worth-Arlington	13	807	96.9%	16,422	20.81	4.1%	2.8%	3.1%
Houston-Baytown-Sugar Land	11	1,252	98.6%	22,572	17.99	3.5%	4.4%	4.3%
Philadelphia-Camden-Wilmington	8	688	91.9%	13,180	20.58	2.5%	2.4%	2.5%
Washington-Arlington-Alexandria	31	1,711	95.8%	35,501	21.29	9.7%	6.0%	6.7%
Miami-Fort Lauderdale-Miami Beach	10	1,148	94.3%	23,849	21.75	3.1%	4.0%	4.5%
Atlanta-Sandy Springs-Marietta	16	1,409	92.9%	25,123	18.81	5.0%	5.0%	4.8%
Boston-Cambridge-Quincy	3	516	96.1%	10,490	21.00	0.9%	1.8%	2.0%
San Francisco-Oakland-Fremont	15	1,741	97.4%	47,918	28.17	4.7%	6.1%	9.1%
Phoenix-Mesa-Scottsdale	3	296	92.3%	3,853	14.12	0.9%	1.0%	0.7%
Riverside-San Bernardino-Ontario	3	316	92.3%	6,190	20.01	0.9%	1.1%	1.2%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	10	783	98.3%	18,116	23.56	3.1%	2.8%	3.4%
Minneapolis-St. Paul-Bloomington	5	207	98.7%	3,075	15.07	1.6%	0.7%	0.6%
San Diego-Carlsbad-San Marcos	10	1,407	93.7%	36,319	27.12	3.1%	5.0%	6.9%
Tampa-St. Petersburg-Clearwater	8	1,213	96.2%	16,710	14.24	2.5%	4.3%	3.2%
St. Louis	4	408	100.0%	4,267	10.45	1.3%	1.4%	0.8%
Baltimore-Towson	5	349	95.4%	7,379	22.08	1.6%	1.2%	1.4%
Denver-Aurora	13	1,118	89.4%	14,208	14.13	4.1%	3.9%	2.7%
Charlotte-Gastonia-Concord	5	300	93.0%	6,075	20.99	1.6%	1.1%	1.2%
Pittsburgh	—	—	—	—	—	—	—	—
Portland-Vancouver-Beaverton	5	435	94.4%	7,181	17.27	1.6%	1.5%	1.4%
San Antonio	—	—	—	—	—	—	—	—
Top 25 CBSAs by Population	213	19,297	95.4%	$383,672	$20.84	67.0%	68.0%	72.7%

CBSAs Ranked 26 - 50 by Population	57	5,095	96.9%	74,770	15.15	17.9%	18.0%	14.2%

CBSAs Ranked 51 - 75 by Population	11	916	96.8%	25,528	28.80	3.5%	3.2%	4.8%

CBSAs Ranked 76 - 100 by Population	8	462	96.7%	6,707	15.03	2.5%	1.6%	1.3%

Other CBSAs	29	2,612	93.8%	37,331	15.23	9.1%	9.2%	7.1%

Total All Properties	318	28,381	95.6%	$528,008	$19.27	100.0%	100.0%	100.0%

(1) 2014 Population Data Source: Synergos Technologies, Inc.
(2) Includes leases that are executed but have not commenced.

31

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
December 31, 2015
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,490	8.8%	$24,886	4.7%	53	18
Publix	1,836	6.5%	19,345	3.7%	45	11
Albertsons/Safeway	1,374	4.8%	15,277	2.9%	42	22
Whole Foods	628	2.2%	12,091	2.3%	19	7
TJX Companies	778	2.7%	10,331	2.0%	36	13
CVS	485	1.7%	7,829	1.5%	44	19
PETCO	334	1.2%	7,294	1.4%	44	17
Ahold/Giant	419	1.5%	5,980	1.1%	13	9
H.E.B.	344	1.2%	5,439	1.0%	5	—
Ross Dress For Less	306	1.1%	4,949	0.9%	16	8
Trader Joe's	179	0.6%	4,920	0.9%	19	6
Wells Fargo Bank	82	0.3%	4,238	0.8%	39	20
Bank of America	84	0.3%	4,107	0.8%	30	14
JPMorgan Chase Bank	69	0.2%	4,037	0.8%	25	4
Starbucks	98	0.3%	3,976	0.8%	77	29
Nordstrom	138	0.5%	3,813	0.7%	4	—
Dick's Sporting Goods	267	0.9%	3,441	0.7%	5	—
Panera Bread	97	0.3%	3,227	0.6%	27	7
Sears Holdings	388	1.4%	3,069	0.6%	5	1
SUPERVALU	265	0.9%	3,055	0.6%	11	10
Wal-Mart	466	1.6%	3,026	0.6%	5	1
Subway	89	0.3%	2,991	0.6%	96	40
Sports Authority	134	0.5%	2,973	0.6%	3	—
Bed Bath & Beyond	175	0.6%	2,915	0.6%	6	—
Target	359	1.3%	2,907	0.6%	4	2
Top 25 Tenants	11,885	41.9%	$166,117	31.5%	673	258

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,515	13	17
Kroger	335	5	58
Albertsons/Safeway	330	7	49
Wal-Mart	247	2	7
Sears Holdings	92	1	6
Publix	63	1	46
	2,582

32

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2015
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	192	0.7%	$4,098	0.8%	$21.29
2016	2,056	7.6%	40,640	7.8%	19.77
2017	3,278	12.2%	70,312	13.5%	21.45
2018	2,930	10.9%	58,840	11.3%	20.08
2019	3,090	11.5%	60,482	11.7%	19.57
2020	3,009	11.2%	62,398	12.0%	20.73
2021	2,022	7.5%	37,337	7.2%	18.47
2022	1,732	6.4%	28,983	5.6%	16.74
2023	1,150	4.3%	23,621	4.6%	20.54
2024	1,577	5.8%	30,067	5.8%	19.07
2025	1,188	4.4%	27,850	5.4%	23.44
10 Year Total	22,223	82.4%	$444,629	85.7%	$20.01
Thereafter	4,749	17.6%	74,485	14.3%	15.68
	26,972	100.0%	$519,114	100.0%	$19.25

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	11	0.0%	$58	0.0%	$5.48
2016	828	3.1%	8,071	1.6%	9.75
2017	1,559	5.8%	21,637	4.2%	13.88
2018	1,502	5.6%	16,976	3.3%	11.30
2019	1,844	6.8%	23,725	4.6%	12.87
2020	1,684	6.2%	22,158	4.3%	13.16
2021	1,286	4.8%	15,730	3.0%	12.23
2022	1,239	4.6%	14,772	2.8%	11.92
2023	725	2.7%	10,672	2.1%	14.73
2024	1,064	3.9%	14,592	2.8%	13.72
2025	735	2.7%	11,225	2.2%	15.27
10 Year Total	12,479	46.3%	$159,615	30.7%	$12.79
Thereafter	4,326	15.9%	57,732	11.1%	13.35
	16,804	62.3%	$217,347	41.9%	$12.93

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

33

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2015
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent(2)	Expiring ABR
(1)	182	0.7%	$4,040	0.8%	$22.21
2016	1,228	4.6%	32,569	6.3%	26.52
2017	1,719	6.4%	48,675	9.4%	28.31
2018	1,427	5.3%	41,864	8.1%	29.33
2019	1,246	4.6%	36,758	7.1%	29.51
2020	1,325	4.9%	40,241	7.8%	30.36
2021	735	2.7%	21,607	4.2%	29.39
2022	492	1.8%	14,211	2.7%	28.87
2023	425	1.6%	12,949	2.5%	30.44
2024	513	1.9%	15,475	3.0%	30.18
2025	453	1.7%	16,625	3.2%	36.71
10 Year Total	9,746	36.1%	$285,014	54.9%	$29.24
Thereafter	423	1.6%	16,753	3.2%	39.63
	10,169	37.7%	$301,767	58.1%	$29.68

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

34

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Shoppes at Fairhope Village			AL	Mobile	85	85	95.0%		—	54	Publix	$14.72
			AL		85	85	95.0%	95.0%	—	54
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	87.4%		—	55	Safeway	$14.08
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	95.8%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.48
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	72.4%		—	—	—	$10.97
			AZ		382	296	92.3%	92.3%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	98.7%		—	68	Ralphs, Jimbo's...Naturally!	$30.50
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$28.25
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.75
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	95.7%		—	32	Mollie Stone's Market	$22.65
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$25.21
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.2%		—	25	Sprout's Markets, Target	$17.55
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	92.5%		—	14	Grocery Outlet, Orchard Supply Hardware	$21.38
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.67
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.3%		—	40	Bristol Farms	$35.66
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$36.71
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.71
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	71.7%		—	—	—	$34.02
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	95.8%		67	78	(Lucky's), Trader Joe's	$27.78
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	93.2%		—	42	Von's Food & Drug	$16.70
Encina Grande			CA	San Francisco-Oakland-Fremont	106	106	100.0%		—	38	Whole Foods	$29.86
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.7%		—	35	Haggen	$26.72
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	95.8%		—	55	Safeway	$19.47
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	100.0%		—	44	Stater Bros.	$24.52
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	99.0%		—	55	Ralphs	$31.84
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	92.2%		—	38	Gelson's Markets	$21.80
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.9%		—	—	Lowe's	$7.11
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$22.03
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$24.84
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	98.6%		—	44	Ralphs	$33.15
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	95.8%		236	94	(Home Depot), (WinCo), Toys R Us	$17.87
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.81

35

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.84
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	81.1%		53	53	(Safeway)	$20.88
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$33.08
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.16
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$21.79
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	96.9%		—	44	Albertsons	$13.37
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	152	152	96.5%		—	58	Albertsons	$22.91
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	95.4%		—	44	Haggen	$17.67
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	97.4%		—	40	Safeway	$19.54
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	96.5%		—	40	Whole Foods, Nordstrom Rack	$33.81
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$24.80
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	99.1%		—	—	Target, Toys "R" Us	$23.98
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	99.2%		—	50	Von's Food & Drug	$19.19
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$32.42
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	92.8%		—	40	Haggen	$20.37
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$20.05
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$33.91
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	98.5%		—	48	Von's Food & Drug	$23.85
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	98.6%		62	62	(Safeway)	$37.74
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$16.70
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$17.90
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	96.2%		—	34	Safeway	$18.98
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	99.0%		—	56	Safeway	$22.71
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	98.6%		—	41	Ralphs	$17.81
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	76.8%		—	—	Target	$20.23
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	92.2%		—	52	Ralphs, Trader Joe's	$36.43
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.56
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	92.1%		—	37	Whole Foods	$31.49
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.49
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	100.0%		—	72	Von's Food & Drug and Sprouts	$35.52
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.90
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$23.61
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	97.2%		—	17	Sports Basement, Fresh & Easy	$36.26

36

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			CA		8,272	6,578	96.0%	96.1%	1,153	2,432
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	86.0%		—	71	King Soopers, Wal-Mart	$11.28
Arapahoe Village	GRI	40%	CO	Boulder	159	64	96.9%		—	44	Safeway	$17.55
Belleview Square			CO	Denver-Aurora	117	117	99.0%		—	65	King Soopers	$17.15
Boulevard Center			CO	Denver-Aurora	79	79	94.1%		53	53	(Safeway)	$26.15
Buckley Square			CO	Denver-Aurora	116	116	97.4%		—	62	King Soopers	$10.23
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		—	—	Sports Authority	$14.17
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.84
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$26.74
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart)	$21.56
Hilltop Village			CO	Denver-Aurora	100	100	93.8%		—	66	King Soopers	$10.74
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.28
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$10.28
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.69
Marketplace at Briargate			CO	Colorado Springs	29	29	91.8%		66	66	(King Soopers)	$28.31
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.57
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	96.5%		—	55	King Soopers	$9.99
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$26.99
South Lowry Square			CO	Denver-Aurora	120	120	34.7%		—	—	—	$17.75
Stroh Ranch			CO	Denver-Aurora	93	93	100.0%		—	70	King Soopers	$12.59
Woodmen Plaza			CO	Colorado Springs	116	116	94.2%		—	70	King Soopers	$12.92
			CO		2,128	1,582	91.5%	91.5%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	95.9%		—	—	—	$31.89
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	93.8%		—	—	—	$43.44
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	98.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.29
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	93	93	100.0%		—	—	—	$33.10
			CT		500	389	96.8%	96.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.73
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$90.23
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	90.1%		—	49	Acme Markets, K-Mart	$13.61
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	91.0%		—	—	—	$22.55
			DE		298	258	90.2%	90.2%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	99.4%		—	49	Publix	$12.71
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	70.1%		—	36	Publix	$19.24

37

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Berkshire Commons			FL	Naples-Marco Island	110	110	96.9%		—	66	Publix	$13.73
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	97.1%		—	40	Publix, Wal-Mart, Bealls	$9.37
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$15.62
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	88.0%		—	20	The Fresh Market	$24.75
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$44.48
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$19.06
Carriage Gate			FL	Tallahassee	74	74	88.5%		—	13	Trader Joe's	$21.16
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	96.7%		—	54	Publix	$23.88
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.3%		—	51	Publix	$13.27
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$14.79
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	96.4%		140	46	Publix, (Target)	$25.38
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	97.7%		—	42	Publix	$15.99
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.26
Hibernia Pavilion			FL	Jacksonville	51	51	87.1%		—	39	Publix	$15.62
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	—	$—
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$13.83
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.16
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.54
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	87.2%		—	—	LA Fitness	$18.13
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.25
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	86.0%		—	51	Publix	$14.80
Newberry Square			FL	Gainesville	181	181	83.9%		—	40	Publix, K-Mart	$7.14
Nocatee Town Center			FL	Jacksonville	79	79	100.0%		—	54	Publix	$15.18
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.71
Oakleaf Commons			FL	Jacksonville	74	74	88.6%		—	46	Publix	$13.21
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.26
Old St Augustine Plaza			FL	Jacksonville	238	238	92.7%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.74
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.26
Pine Tree Plaza			FL	Jacksonville	63	63	95.3%		—	38	Publix	$12.97
Plantation Plaza	C	20%	FL	Jacksonville	78	16	93.5%		—	45	Publix	$15.54
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.84
Seminole Shoppes	M	50%	FL	Jacksonville	77	77	100.0%		—	54	Publix	$21.80
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	98.0%		—	46	Winn-Dixie	$17.77

38

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	100.0%		97	45	Publix, (Kohl's)	$18.33
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$19.79
Starke			FL	Other	13	13	100.0%		—	—	—	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$5.99
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$28.53
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$30.49
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	96.5%		—	36	Publix	$18.21
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	93.3%		—	47	—	$12.63
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.78
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	94.5%		—	51	Publix	$14.47
Willa Springs	USAA	20%	FL	Orlando	90	18	97.1%		—	44	Publix	$19.14
			FL		4,896	4,458	94.8%	94.9%	737	1,823
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	97.2%		—	—	—	$20.50
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$20.01
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	94.2%		—	43	Publix	$15.61
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	75.2%		—	25	The Fresh Market	$24.73
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	92.5%		—	—	—	$20.73
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	98.7%		—	41	Kroger	$14.30
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$15.33
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	95.7%		—	45	Publix	$14.67
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.57
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	90.5%		—	18	The Fresh Market	$18.27
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.0%		—	31	Publix	$19.34
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$33.19
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	99.4%		—	—	—	$27.88
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$13.02
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	98.6%		—	63	Kroger	$12.59
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	92.5%		—	12	Trader Joe's	$21.54
			GA		1,477	1,409	92.9%	92.9%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$11.23
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$34.81
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	95.2%		—	12	Trader Joe's	$22.99
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	95.0%		—	57	Whole Foods	$15.39
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	91.1%		—	—	Hobby Lobby	$7.26
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$15.86

39

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$19.81
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.42
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$14.07
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	82.0%		—	63	Jewel-Osco	$11.80
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	98.3%		—	51	Mariano's Fresh Market	$17.56
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	100.0%		—	60	Whole Foods, Lowe's	$16.20
			IL		1,761	1,159	97.1%	97.1%	—	522
Airport Crossing	M	88%	IN	Chicago-Naperville-Joliet	12	12	77.3%		90	—	(Kohl's)	$18.86
Augusta Center	M	96%	IN	Chicago-Naperville-Joliet	15	15	100.0%		214	—	(Menards)	$22.54
Shops on Main	M	92%	IN	Chicago-Naperville-Joliet	254	254	94.2%		—	40	Whole Foods, Gordmans	$14.70
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	100.0%		64	64	(Kroger)	$15.99
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.28
			IN		419	336	94.8%	94.8%	368	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	98.3%		—	61	Stop & Shop	$22.17
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	92.1%		—	11	Trader Joe's	$28.68
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	96.2%		—	63	Shaw's, Marshall's	$17.90
			MA		516	516	96.1%	96.1%	—	135
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	96.1%		—	—	—	$20.47
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$37.83
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	74.2%		49	—	Sears, (Toys "R" Us)	$9.47
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	96.8%		—	70	Shoppers Food Warehouse	$17.46
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.4%		—	10	Trader Joe's	$37.17
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$37.08
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	91.4%		—	54	Safeway	$24.85
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	91.6%		—	41	Giant Food	$14.53
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.0%		—	44	Shoppers Food Warehouse	$18.49
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	93.1%		—	64	Shoppers Food Warehouse	$12.28
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	97.0%		—	—	Aldi, TJ Maxx	$15.64
Village at Lee Airpark			MD	Baltimore-Towson	113	113	96.1%		75	63	Giant Food, (Sunrise)	$28.64
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	98.5%		—	—	LA Fitness	$24.10
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	97.7%		—	—	—	$27.42
			MD		1,604	644	94.2%	94.2%	124	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$7.11
			MI		97	97	95.7%	95.7%	—	—

40

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.36
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.98
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.84
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.83
			MO		408	408	100.0%	100.0%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	97.6%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.40
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.32
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.8%		—	44	Lund's	$22.14
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.07
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	95.4%		—	89	Cub Foods	$13.08
			MN		674	207	98.7%	98.7%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	97.4%		—	87	Harris Teeter, The Fresh Market	$20.04
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	95.1%		—	14	The Fresh Market	$18.84
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.57
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.79
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$15.02
Harris Crossing			NC	Raleigh-Cary	65	65	89.4%		—	53	Harris Teeter	$8.26
Holly Park	M	99%	NC	Raleigh-Cary	160	160	100.0%		—	12	Trader Joe's	$14.70
Lake Pine Plaza			NC	Raleigh-Cary	88	88	96.8%		—	58	Kroger	$11.97
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	94.2%		—	56	Kroger	$14.79
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	98.5%		—	—	Dean & Deluca	$31.54
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.07
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	98.2%		—	53	Harris Teeter	$17.06
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%		—	19	Trader Joe's	$17.53
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	96.6%		—	59	Kroger	$15.36
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	96.8%		—	24	The Fresh Market	$17.70
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	98.0%		—	42	Whole Foods	$17.17
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	81.5%		—	49	Publix	$16.10
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	95.7%		—	41	Food Lion	$12.31
			NC		2,170	1,278	96.4%	97.2%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$21.84
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	87.5%		—	34	Acme Markets	$12.63
			NJ		158	63	95.7%	95.7%	—	94

41

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.32
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	93.6%		—	66	Kroger	$11.27
East Pointe			OH	Columbus	107	107	98.7%		—	59	Kroger	$9.63
Hyde Park			OH	Cincinnati-Middletown	397	397	99.7%		—	169	Kroger, Remke Markets	$15.27
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$12.03
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.16
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.39
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$21.74
Westchester Plaza			OH	Cincinnati-Middletown	88	88	98.4%		—	67	Kroger	$9.47
			OH		1,164	1,164	98.6%	98.6%	90	489
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.03
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.1%		—	38	Whole Foods	$13.59
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	92.7%		—	41	Safeway	$15.95
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.39
Northgate Marketplace Ph II			OR	Medford	179	179	62.9%		—	—	Dick's Sporting Goods	$11.20
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	95.4%		—	55	Safeway	$10.99
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.41
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	90.4%		—	—	Bed Bath and Beyond	$18.89
			OR		836	780	88.4%	96.0%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$14.08
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	78.4%		—	—	Ross Dress for Less	$19.98
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$28.14
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$33.45
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.0%		244	111	(Wegmans), (Target), Sports Authority	$26.11
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$22.54
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	83.0%		—	56	Acme Markets	$17.71
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.0%		—	73	Valley Farm Market	$7.52
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	92.5%		—	51	Giant Food	$20.15
			PA		975	576	93.9%	93.9%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.47
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$15.37
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.34
			SC		222	133	100.0%	100.0%	—	149

42

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.38
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.0%		—	75	Kroger	$12.86
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.12
			TN		317	317	96.1%	96.1%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$19.28
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.54
CityLine Market			TX	Dallas-Fort Worth-Arlington	80	80	97.6%		—	40	Whole Foods	$25.14
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	—	$25.88
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	96.4%		—	63	Kroger	$17.66
Hancock			TX	Austin-Round Rock	410	410	97.0%		—	90	H.E.B., Sears	$14.35
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$25.18
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$23.19
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.12
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	97.3%		63	63	(Wal-Mart)	$23.40
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.19
Market at Round Rock			TX	Austin-Round Rock	123	123	100.0%		—	30	Sprout's Markets	$16.82
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.3%		—	49	Tom Thumb	$17.67
North Hills			TX	Austin-Round Rock	144	144	97.9%		—	60	H.E.B.	$21.69
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	99.4%		—	66	Randall's Food	$18.63
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.89
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	94.8%		—	30	H.E.B. Central Market	$30.39
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	94.1%		—	61	Kroger	$14.38
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$20.62
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	90.1%		62	62	(Kroger)	$20.78
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	265	265	97.9%		—	101	Kroger, Academy Sports	$12.62
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.72
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	100.0%		—	65	Kroger	$16.89
Tech Ridge Center			TX	Austin-Round Rock	187	187	96.0%		—	84	H.E.B.	$20.68
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	168	67	100.0%		—	—	Berings	$16.88
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$18.50
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	96.8%		127	—	(Target)	$18.25
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	100.0%		—	45	Whole Foods	$27.32
			TX		3,648	2,992	97.8%	97.8%	333	1,544
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.75

43

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.64
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	92.8%		—	40	Whole Foods	$28.35
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	96.3%		—	58	Safeway	$21.13
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.60
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.09
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	83.5%		—	—	—	$13.39
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	99.3%		—	65	Shoppers Food Warehouse	$25.22
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.28
Gayton Crossing	GRI	40%	VA	Richmond	158	63	93.0%		55	38	Martin's, (Kroger)	$15.06
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	98.2%		—	62	Giant Food	$24.37
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$8.40
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	94.9%		143	61	Harris Teeter, (Target)	$22.14
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$37.01
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$27.16
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	97.7%		—	63	Shoppers Food Warehouse	$21.59
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$19.34
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.8%		—	52	Harris Teeter	$19.99
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	98.7%		—	140	Wegmans, Dick's Sporting Goods	$16.17
Signal Hill	C	20%	VA	Washington-Arlington-Alexandria	95	19	97.5%		—	67	Shoppers Food Warehouse	$21.59
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.5%		—	47	Giant Food	$19.21
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	97.2%		—	48	Shoppers Food Warehouse, Gold's Gym	$24.28
Village Shopping Center	GRI	40%	VA	Richmond	111	44	100.0%		—	45	Martin's	$22.39
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	95.6%		—	—	—	$25.09
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	94.3%		141	59	Safeway, (Target)	$23.69
			VA		3,486	1,749	96.6%	96.8%	465	1,228
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.56
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	98.4%		—	64	Quality Food Centers	$24.33
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	96.0%		—	49	Haggen	$11.58
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$23.65
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.57
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$35.94
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$24.47
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	100.0%		—	41	Quality Food Centers	$22.76
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$30.04
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	86.2%		112	—	(Target)	$28.98

44

Portfolio Summary Report By State
December 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			WA		1,227	783	98.3%	98.3%	397	343
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$8.07
			WI		133	53	92.8%	92.8%	—	69

Regency Centers Total					38,034	28,381	95.6%	95.9%	4,789	12,997

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

45

Earnings and Valuation Guidance
December 31, 2015

(in thousands, except per share information)	2014A	2015A	2016E

Core FFO / Share			$3.20 - $3.26
NAREIT FFO / Share			$3.18 - $3.24

Same Property
Same property percent leased at period end (pro-rata)	95.8%	95.8%	96.0% - 96.5%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.4%	2.75% - 3.50%

New Investments
Development and Redevelopment starts	$239,225	$116,676	$125,000 - $225,000
Estimated yield (weighted average)	7.9%	7.5%	7.0% - 8.0%
Acquisitions (pro-rata)	$196,153	$80,500	$0 - $18,000
Cap rate (weighted average)	5.4%	5.2%	5.5% - 5.75%

Disposition Activity
Dispositions for development funding (pro-rata)	$102,593	$69,964	$75,000 - $100,000
Cap rate (weighted average)	6.9%	6.7%	6.5% - 7.0%
Dispositions for acquisition funding (pro-rata)	$48,875	$50,000	$0
Cap rate (weighted average)	5.6%	5.1%	0.0%

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available		$38,341
Estimated market value of undeveloped outparcels		$19,956
NOI from Projects in Development (current quarter)		$686
Base Rent from leases signed but not yet rent-paying in operating properties		$2,430
Base Rent from leases signed but not yet rent-paying in Development Completions (current quarter)		$226

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

46

Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income
December 31, 2015
(per diluted share)

NAREIT FFO and Core FFO Guidance:	Full Year 2016
Net income attributable to common stockholders	$1.25	1.31
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	1.93	1.93
NAREIT Funds From Operations	$3.18	3.24

Adjustments to reconcile NAREIT FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$3.20	3.26

47

Glossary of Terms
December 31, 2015

Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency to reflect the Company’s ability to fund cash needs, including cash distributions to shareholders. AFFO is calculated by adjusting Core FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) the non-cash effects of straight line rents, above/below market rents, stock based compensation and interest charges and (iii) other non-cash amounts as they occur. The Company provides a reconciliation of Core FFO to AFFO.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquisition, disposition, or Development Completion that occurred during either calendar year period being compared.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Operating properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.

48